Exhibit 10.2

HERITAGE BANK OF ST. TAMMANY

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AMENDMENT NUMBER TWO

TO THE EMPLOYMENT AGREEMENT WITH DANA WHITAKER

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This Amendment Number Two (the “Amendment”) to the Employment Agreement (the “Agreement”) entered into between Heritage Bank of St. Tammany (the “Bank”) and Dana Whitaker (the “Executive”) is made by the Bank and the Executive, effective as of August 16, 2020.

WHEREAS, the Agreement was entered effective as of February 16, 2017, and the term of the Agreement was subsequently extended until August 16, 2021; and

WHEREAS, the Bank and the Executive desire to again amend the Agreement to extend the term of the Agreement; and

WHEREAS, pursuant to Section 15(a) of the Agreement, the Agreement may be amended by an instrument in writing signed by the parties.

NOW, THEREFORE, this Amendment is hereby adopted as follows:

1.	Section 2 of the Agreement is hereby amended to add the following sentence to the end of Section 2(a):

“Notwithstanding the foregoing, the term of this Agreement will continue until August 16, 2023, or such other time, as mutually agreed upon by the parties.”

IN WITNESS WHEREOF, the Bank and the Executive have signed this Amendment this 16th day of June, 2020.

HERITAGE BANK OF ST. TAMMANY

By:	/s/Jason Hunt
Name:	Jason Hunt
Title:	Chairman of the Compensation Committee

EXECUTIVE

/s/Dana C Whitaker
Dana Whitaker